UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2013

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XCELMOBILITY INC.
(Exact Name of Registrant as Specified in its Charter)

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Nevada	000-54333	98-0561888
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

303 Twin Dolphins Drive, Suite 600
Redwood City, CA	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 632-4210

Former Name or Former Address, if Changed Since Last Report:

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 7 - Regulation FD

Item 7.01.        Regulation FD Disclosure.

On November 7, 2013, XcelMobility, Inc., a Nevada corporation (the “Company”) provided an overview of the company in the form of an Investor Presentation at the offices of Marcum LLP, 750 Third Avenue, 11th Floor, New York, NY 10017 from 4:30PM to 6:30PM to potential investors in the Company. A copy of the Investor Presentation is attached hereto as Exhibit 99.1.

The information contained in and accompanying this Current Report on Form 8-K with respect to Item 7.01 (including Exhibit 99.1 hereto) is being furnished to, and not filed with, the Securities and Exchange Commission in accordance with General Instruction B.2 to Form 8-K pursuant to Regulation FD. Accordingly, the information in Item 7.01 and Exhibit 99.1 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit
Number	Description

99.1	Investor Presentation

SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XcelMobility Inc.,
a Nevada Corporation

Dated: November 19, 2013	/s/ Ron Strauss
Ron Strauss
Chairman of the Board of Directors